Summary Prospectus

Aberdeen Global High Income Fund

(formerly, Artio Global High Income Fund)

March 3, 2014, as amended and restated on February 20, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/AIF. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated March 3, 2014, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJBHX  Institutional Class: JHYIX

Objective

The Aberdeen Global High Income Fund (the "Global High Income Fund" or the "Fund") seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global High Income Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.11%	0.10%
Total Annual Fund Operating Expenses	1.01%	0.75%
Fee Waiver/Expense Reimbursement	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[1]	1.00%	0.75%

1  Aberdeen Investment Funds and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.00% for Class A shares and 0.75% for Institutional Class shares of the Fund until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015. This limit excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated until the earlier of (a) the termination of the Advisory Agreement; or (b) February 28, 2015.

Example

This Example is intended to help you compare the cost of investing in the Global High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global High Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$102	$321	$557	$1,235
Institutional Class shares	$77	$240	$417	$930

Portfolio Turnover

The Global High Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Strategies

The Global High Income Fund seeks to achieve its goal by investing primarily in high income producing instruments, rated at the time of purchase below "BBB-" by Standard & Poor's Rating Service ("S&P"), or below "Baa3" by Moody's Investors Service, Inc.

  Aberdeen Global High Income Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015  01

("Moody's"), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., junk bonds). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt.

The Fund normally invests in a diversified portfolio of high income producing securities. The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., "junk bonds") and the Fund ordinarily invests at least 60% if its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations. In addition, the Fund may invest in U.S. and non-U.S. Dollar denominated securities issued by foreign public or private sector entities, including those based in the emerging markets.

Under normal circumstances, the Fund will invest at least 80% of the total value of its net assets, including high income related futures, options, swaps and other instruments with economic characteristics similar to the high-income producing instruments listed above as well as borrowings for investment purposes, in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Global High Income Fund.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund invests in fixed income securities, debt instruments convertible into common stock, preferred stock and swaps.

The Fund invests in financial instruments issued by corporations, banks, governments, government entities and supranational organizations.

The Fund ordinarily invests in no fewer than three different countries outside the U.S.

The Fund may invest in delayed funding loans and revolving credit facilities.

The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities").

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks,

asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may invest up to 20% of its net assets in global equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or OTC.

To achieve its investment goal the Fund may use derivatives under certain market conditions. As of October 31, 2013, the Fund had 16.0% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes.

Principal Risks

The Global High Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns.

•  Credit Risk: Fixed income securities are subject to credit risk, which is the risk that an issuer of a bond may default on its obligation to pay or repay interest and principal. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected.

•  Delayed Funding Loans and Revolving Credit Facilities Risk: There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer's credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer's credit continues to deteriorate, including at a time when the borrowing issuer's financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.

•  Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying investment, index or

02  Aberdeen Global High Income Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015 rate. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. Investing in derivatives also requires a specific skill set and may result in losses. Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Currency Transaction Risk: As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund's portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund's strategies, if unsuccessful, may decrease the value of the Fund.

•  Foreign Securities Risk: The Fund may invest in foreign securities which lose value because of fluctuations in currency exchange rates and market liquidity, price volatility, uncertain political and legal conditions, lack of reliable financial information and other factors. Foreign securities of certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. As a result, the Fund's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•  High-Yield Bonds and Other Lower-Rated Securities Risk: The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Interest Rate Risk: The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

•  Leverage Risk: Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also cause leveraging risk.

•  Liquidity Risk: Particular investments may be difficult to purchase or sell such as fixed income securities which have not received any credit ratings, below investment grade securities (i.e., "junk bonds") or securities that are not widely held. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Increased market volatility may adversely affect the liquidity of the Fund's portfolio securities. From time to time, as a result of significant adverse market conditions, some investments the Fund may purchase may become illiquid which may cause the Fund difficulty in meeting redemptions.

•  Private Placements and Other Restricted Securities Risk: Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global High Income Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Fund's average

  Aberdeen Global High Income Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015  03 annual total returns to the returns of a broad-based securities index. The table compares the Fund's average annual total returns to the returns of the BofA Merrill Lynch Global High Yield Constrained Index hedged to the U.S. Dollar. Previously, the Fund's average annual total returns were compared to the returns of the same index without hedging to the U.S. Dollar. The Adviser believes that the average annual total returns of the BofA Merrill Lynch Global High Yield Constrained Index hedged to the U.S. Dollar makes a more meaningful comparison index given the Fund's investment strategy and composition. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 800-387-6977.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") became the adviser of the Fund on May 22, 2013. However, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, was employed by the Adviser as of that date and continues to manage the Fund.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 21.92%–2nd quarter 2009
Worst Quarter: -18.97%–4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2013

	1 Year	5 Years	10 Years
Class A shares (inception date: 12/17/02)–Before Taxes	9.42%	16.90%	8.36%
Class A shares–After Taxes on Distributions	6.01%	13.66%	5.22%
Class A shares–After Taxes on Distributions and Sales of Shares	5.47%	12.29%	5.32%
Institutional Class shares (inception date: 1/30/03)– Before Taxes	9.77%	17.20%	8.63%
BofA Merrill Lynch Global High Yield Constrained Index (hedged) (reflects no deduction for expenses or taxes)	7.10%	19.48%	8.80%
BofA Merrill Lynch Global High Yield Constrained Index (not hedged) (reflects no deduction for expenses or taxes)	7.96%	19.51%	8.88%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Global High Income Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Greg Hopper	Head of Global High Yield	2002	*
Timothy Crawmer	Senior Investment Manager	2009	*
Robert Friebel	Portfolio Manager	2003	*

*Includes predecessor adviser

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares

To open an account Additional investment	$1,000 $1,000
To open an IRA account Additional investment	$100 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$100 No Minimum

Institutional Class Shares

To open an account Additional investment	$1,000,000 No Minimum
To open an IRA account Additional investment	$1,000,000 No Minimum
Tax deferred retirement plan other than an IRA Additional investment	$1,000,000 No Minimum

04  Aberdeen Global High Income Fund: Summary Prospectus as of March 3, 2014, as amended and restated on February 20, 2015

You may purchase or redeem Fund shares on any day the New York Stock Exchange is open.

Fund shares may be purchased through a broker or other financial intermediary that has a selling or service relationship with the Fund's distributor, Aberdeen Fund Distributors LLC, who is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. At the Fund's discretion, certain related accounts may be aggregated for purposes of meeting the initial minimum investment requirement or the minimums may be waived.

Fund shares may be redeemed (sold) by contacting your broker or financial intermediary, by calling 866-667-9231 between the hours of 8:00 a.m. and 7:00 p.m. (Central Time) or by writing to Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. If you request that the money from your redemption be sent by wire transfer, the Fund deducts a $20 fee from the redemption proceeds for this service.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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